Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 18—COMMITMENTS AND CONTINGENCIES

Corporate Office

An office space has been leased on a month-by-month basis.

The officers and directors are involved in other business activities and most likely will become involved in other business activities in the future.

NOTE 17—COMMITMENTS AND CONTINGENCIES

Proposed Acquisition of Cornerstone Builders

On November 12, 2018, 1847 CB, a wholly-owned subsidiary of the Company, entered into a stock purchase agreement (the "Purchase Agreement") with Cornerstone Builders of SW Florida, Inc., a Florida corporation ("Cornerstone"), and Anthony Leopardi (the "Seller"), pursuant to which 1847 CB agreed to acquire all of the issued and outstanding capital stock of Cornerstone for an aggregate purchase price of $18 million in cash, subject to adjustment as described below.

The purchase price is subject to a post-closing working capital adjustment provision. Under this provision, on or before the 75th day following the closing of the acquisition, the purchase price will be adjusted upward if the audited balance sheet of Cornerstone as of the closing date (the "Final Balance Sheet") indicates working capital that is higher than that shown on the unaudited preliminary balance sheet as of the same date that was prepared by Cornerstone (the "Preliminary Balance Sheet"). The amount of the adjustment would be equal to the difference in working capital amounts. Similarly, if the working capital as shown on the Final Balance Sheet is less than that shown on the Preliminary Balance Sheet, a downward adjustment to the purchase price will be made in the amount of the difference.

In addition to the post-closing working capital adjustment described above, there is a minimum working capital adjustment. "Minimum Working Capital" is defined in the agreement as $300,000. At the closing, if the Minimum Working Capital of Cornerstone exceeds the working capital indicated on the Preliminary Balance Sheet (the "Preliminary Working Capital"), then the purchase price will be reduced at the closing by the amount of such difference. Similarly, if the Preliminary Working Capital exceeds the Minimum Working Capital, then the purchase price will be increased by the difference and all cash or cash equivalents shall be disbursed to the Seller that are in excess of the Minimum Working Capital Amount.

The purchase price will also be reduced by the amount of outstanding indebtedness of Cornerstone existing as of the closing date and the deducted amount will be used to pay off any such indebtedness.

The Purchase Agreement contains customary representations, warranties and covenants, including a covenant that the Seller will not complete with the business of Cornerstone for a period of three (3) years following closing. The Purchase Agreement also contains mutual indemnification for breaches of representations or warranties and failure to perform covenants or obligations contained in the Purchase Agreement. In the case of the indemnification provided by the Seller with respect to breaches of certain non-fundamental representations and warranties, the Seller will only become liable for indemnified losses if the amount exceeds $100,000. Furthermore, the liability of the Seller for breaches of certain non-fundamental representations and warranties shall not exceed the cash portion of the purchase price payable under the Purchase Agreement.

The closing of the Purchase Agreement is subject to customary closing conditions, including, without limitation, the completion of accounting and legal due diligence investigations; the receipt of all authorizations, consents and approvals of all governmental authorities or agencies; the receipt of any required consents of any third parties; the release of any security interests; 1847 CB obtaining the requisite acquisition financing; and delivery of all opinions and documents required for the transfer of shares of Cornerstone to 1847 CB. In addition, the closing is conditioned on affiliates of the Seller transferring title to all real estate that is used in the Cornerstone business to 1847 CB without additional cost.

The Purchase Agreement may be terminated at any time prior to closing by (i) mutual agreement of the parties; (ii) by either 1847 CB or the Seller if any governmental entity has issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by the Purchase Agreement; (iii) by either 1847 CB or the Seller if the closing does not occur on or before the date that is the ninetieth (90th) day following the date that the Seller delivers to 1847 CB the Disclosure Schedule as required by Section 6.11 of the Purchase Agreement; provided that the right to terminate will not be available to any party whose breach of any provision of the Purchase Agreement results in the failure of the closing to occur by such time; (iv) by 1847 CB if the Seller or Cornerstone has breached their respective representations and warranties or any covenant or other agreement to be performed by it in a manner such that the closing conditions to be performed by it would not be satisfied; or (v) by the Seller if 1847 CB has breached its representations and warranties or any covenant or other agreement to be performed by it in a manner such that the closing conditions to be performed by it would not be satisfied.

Agreement of Lease - Related Party

On March 3, 2017, Neese entered into an agreement of lease with K&A Holdings, LLC, a limited liability company that is wholly-owned by officers of Neese. The agreement of lease is for a term of ten (10) years and provides for a base rent of $8,333 per month. In the event of late payment, interest shall accrue on the unpaid amount at the rate of eighteen percent (18%) per annum. The agreement of lease contains customary events of default, including if Neese shall fail to pay rent within five (5) days after the due date, or if Neese shall fail to perform any other terms, covenants or conditions under the agreement of lease, and other customary representations, warranties and covenants.

Future minimum lease payments are approximately as follows:

Operating Leases
2019	$100,000
2020	100,000
2021	100,000
2022	100,000
thereafter	441,667
Total minimum lease payments	$841,667

Under terms of the term loan agreement (Note 11), the Company may not pay salary or rent to such officers of Neese in excess of $100,000 per year beginning on the date of the term loan agreement, June 13, 2018. The Company is accruing monthly rent, but because of the limitation in the term loan, $100,000 of accrued rent is classified as a long-term accrued liability.

Corporate Office

An office space has been leased on a month-by-month basis.

The officers and directors are involved in other business activities and most likely will become involved in other business activities in the future.